UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 30, 2006

GS MORTGAGE SECURITIES CORP. (as Depositor under the Master Servicing and Trust Agreement, dated as of June 1, 2006, providing for the issuance of Mortgage Pass-Through Certificates, Series 2006-6F)

          GSR Mortgage Loan Trust 2006-6F

(Exact Name of Issuing Entity)

         GS Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-132809) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:       /s/ Greg A. Finck

       Name: Greg A. Finck

       Title: Managing Director

Dated:  June 30, 2006

EXHIBIT INDEX

    Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

June 30, 2006

GS Mortgage Securities Corp.

85 Broad Street

New York, New York 10004

Re:

GS Mortgage Securities Corp.,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel for GS Mortgage Securities Corp., a Delaware corporation (the “Company”), in connection with the offering of the Company’s Mortgage Pass-Through Certificates, Series 2006-6F (the “Certificates”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-132809) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on March 31, 2006.  As set forth in the prospectus dated March 31, 2006 (the “Base Prospectus”), as supplemented by a prospectus supplement dated June 27, 2006 (the “Prospectus Supplement”), the Certificates will be issued under and pursuant to the conditions of (i) a master servicing and trust agreement dated as of June 1, 2006 (the “Master Servicing and Trust Agreement”), among the Depositor, Wells Fargo Bank, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”), Deutsche Bank National Trust Company, as a custodian, and U.S. Bank National Association, as trustee (the “Trustee”), which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement (June 2006 Edition) and (ii) a trust agreement dated as of June 1, 2006 among the Company, the Trustee and the Master Servicer (the “Exchange Agreement”).

We have examined a form of the Master Servicing and Trust Agreement, a form of the Exchange Agreement, forms of the Certificates, the Base Prospectus, the Prospectus Supplement and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  With your express consent and approval, we have made all assumptions in connection with this opinion without further investigation or inquiry, unless and to the extent otherwise specified.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

Each of the Master Servicing and Trust Agreement and the Exchange Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, the Trustee, the Securities Administrator, the Servicer, the Master Servicer and any other party thereto, each of the Master Servicing and Trust Agreement and the Exchange Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Depositor and, when duly and validly executed and authenticated in accordance with the terms of the Master Servicing and Trust Agreement and the Exchange Agreement and delivered against payment therefor pursuant to the Purchase Agreement, the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Master Servicing and Trust Agreement and the Exchange Agreement and enforceable against the Depositor in accordance with their terms.

(iii)

Under existing law, assuming compliance with all provisions of the Master Servicing and Trust Agreement, for federal income tax purposes, each segregated pool of assets for which the Master Servicing and Trust Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each of the Certificates (other than the Exchangeable Certificates and the Residual Certificates), will evidence ownership of “regular interests” in a REMIC within the meaning of the Section 860G(a)(1) Code; and the Residual Certificates will evidence ownership of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

(iv)

The statements contained under the caption “Federal Income Tax Consequences,” in the Base Prospectus and “Certain Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

The foregoing opinions deal only with the specific legal issues that each opinion explicitly addresses.  Accordingly, the express opinions set forth above concerning a particular legal issue do not address any other matters.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.  The opinions set forth in this letter express our professional judgment as to how the highest court of the applicable jurisdiction would appropriately resolve the issues in question.  In addition, for purposes of the opinion set forth in subparagraph (iv), we have relied with your express consent and approval on a private letter ruling issued by the Internal Revenue Service to Goldman, Sachs & Co. dated March 6, 2006, relating to Section 1286 of the code, a copy of which has been provided to us by Goldman, Sachs & Co.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Investment” and “Federal Income Tax Consequences” in the Base Prospectus and “Legal Matters” and “Certain Federal Income Tax Consequences” in the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP